     As filed with the Securities and Exchange Commission on 18 April 1997

                                                       Registration No. 33-75778
                                                                        811-7534

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO.4
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                              St. Louis, MO  63105
                    (Address of Principal Executive Office)


                          Matthew P. McCauley, Esquire
                         Paragon Life Insurance Company
                               700 Market Street
                              St. Louis, MO  63101
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                            Stephen E. Roth, Esquire
                          Sutherland, Asbill & Brennan
                          1275 Pennsylvania Ave., N.W.
                          Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)


        immediately upon filing pursuant to paragraph (b)
   x    on April 31, 1997 pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(i)
        on (     ) pursuant to paragraph (a)(1) of Rule 485
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of l933 pursuant to Rule 24f-2 under the Investment Company Act of l940. The Registrant filed the notice required by such rule for the Registrant's most recent year on February 28, 1997.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2            Caption in Prospectus

    1.                 Cover Page
    2.                 Cover Page
    3.                 Not Applicable
    4.                 Distribution of the Policies
    5.                 The Company and the Separate Account
    6.                 The Separate Account
    7.                 Not Required
    8.                 Not Required
    9.                 Legal Proceedings
   10.                 Summary; Scudder Variable Life Investment
                        Fund/Multiple Manager; Charges and
                        Deductions; Policy
                        Benefits; Policy Rights; Voting Rights;
                        General Matters Relating to the Policy
   11.                 Summary; Scudder Variable Life Investment
                        Fund/Multiple Manager
   12.                 Summary; Scudder Variable Life Investment
                        Fund/Multiple Manager
   13.                 Summary; Charges and Deductions; Scudder
                        Variable Life Investment Fund/Multiple
                        Manager
   14.                 Summary; Payment and Allocation of
                        Premiums
   15.                 Payment and Allocation of Premiums
   16.                 Payment and Allocation of Premiums;
                        Scudder Variable Life Investment Fund/
                        Multiple Manager
   17.                 Summary; Charges and Deductions; Policy
                        Rights; Scudder Variable Life Investment
                        Fund/Multiple Manager
   18.                 Scudder Variable Life Investment
                        Fund/Multiple Manager; Payment and
                        Allocation of Premiums
   19.                 General Matters Relating to the Policy;
                        Voting Rights
   20.                 Not Applicable
   21.                 Policy Rights; General Matters Relating to
                        the Policy
   22.                 Not Applicable
   23.                 Safekeeping of the Separate Account's
                        Assets
   24.                 General Matters Relating to the Policy
   25.                 The Company and the Separate Account
   26.                 Not Applicable
   27.                 The Company and the Separate Account
   28.                 Management of the Company

Item No. of
Form N-8B-2            Caption in Prospectus

   29.                 The Company and the Separate Account
   30.                 Not Applicable
   31.                 Not Applicable
   32.                 Not Applicable
   33.                 Not Applicable
   34.                 Not Applicable
   35.                 The Company and the Separate Account
   36.                 Not Required
   37.                 Not Applicable
   38.                 Summary; Distribution of the Policies
   39.                 Summary; Distribution of the Policies
   40.                 Not Applicable
   41.                 The Company and the Separate Account;
                        Distribution of the Policies
   42.                 Not Applicable
   43.                 Not Applicable
   44.                 Payment and Allocation of Premiums
   45.                 Not Applicable
   46.                 Policy Rights
   47.                 Scudder Variable Life Investment
                        Fund/Multiple Manager
   48.                 Not Applicable
   49.                 Not Applicable
   50.                 The Separate Account
   51.                 Cover Page; Summary; Charges and
                        Deductions; Policy Rights; Policy
                        Benefits; Payment and Allocation of
                        Premiums
   52.                 Scudder Variable Life Investment
                        Fund/Multiple Manager
   53.                 Federal Tax Matters
   54.                 Not Applicable
   55.                 Not Applicable
   56.                 Not Required
   57.                 Not Required
   58.                 Not Required
   59.                 Not Required

Post-Effective Amendment No. 4 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes two variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the two prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the two Policies.

                                               SCUDDER
                                               [SCUDDER LOGO]
                                               VARIABLE LIFE
                                               INVESTMENT FUND

                                [PARAGON LOGO]

              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997
                                                                           50412
                                                                             Dir

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund, an investment company currently consisting of six separate investment portfolios, or "Funds": Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio and International Portfolio. The accompanying prospectus for Scudder Variable Life Investment Fund describes the investment objectives and policies, and the risks of the Funds.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For Scudder Variable Life Investment Fund.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The date of this prospectus is May 1, 1997.

                                                                             Dir

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   3
Summary....................................................................   4
The Company and the Separate Account.......................................   9
  The Company..............................................................   9
  The Separate Account.....................................................  10
  Scudder Variable Life Investment Fund....................................  11
  Addition, Deletion, or Substitution of Investments.......................  12
Payment and Allocation of Premiums.........................................  13
  Issuance of a Policy.....................................................  13
  Premiums.................................................................  15
  Allocation of Net Premiums and Cash Value................................  16
  Policy Lapse and Reinstatement...........................................  16
Policy Benefits............................................................  17
  Death Benefit............................................................  17
  Cash Value...............................................................  21
Policy Rights and Privileges...............................................  22
  Exercising Rights and Privileges Under the Policies......................  22
  Loans....................................................................  22
  Surrender and Partial Withdrawals........................................  24
  Transfers................................................................  25
  Right to Examine Policy..................................................  25
  Conversion Right to a Fixed Benefit Policy...............................  25
  Eligibility Change Conversion............................................  26
  Payment of Benefits at Maturity..........................................  26
  Payment of Policy Benefits...............................................  27
Charges and Deductions.....................................................  27
  Premium Expense Charge...................................................  27
  Premium Tax Charge.......................................................  27
  Monthly Deduction........................................................  28
  Partial Withdrawal Transaction Charge....................................  30
  Separate Account Charges.................................................  30
General Matters Relating to the Policy.....................................  30
Distribution of the Policies...............................................  34
General Provisions of the Group Contract...................................  34
Federal Tax Matters........................................................  35
Safekeeping of the Separate Account's Assets...............................  38
Voting Rights..............................................................  39
State Regulation of the Company............................................  39
Management of the Company..................................................  40
Legal Matters..............................................................  41
Legal Proceedings..........................................................  41
Experts....................................................................  41
Additional Information.....................................................  41
Financial Statements.......................................................  41
Appendix A................................................................. A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in the Class A shares of a Fund of Scudder Variable Life Investment Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of the Scudder Variable Life Investment Fund, a mutual fund in which the Separate Account's assets are invested.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. The Separate Account has Divisions, each of which invests in Class A shares of a corresponding Fund of Scudder Variable Life Investment Fund. The six Funds currently available with the Policy are the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio and International Portfolio. Each Fund has a different investment objective. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund," page 10.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement."). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs, or Corporate Programs the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Generally, there are no sales charges under a Policy. However, a front-end charge deducted from each premium paid ("premium expense charge") will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). This charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by Scudder Variable Life Investment Fund because the Separate Account purchases the Class A shares of Scudder Variable Life Investment Fund. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows:

Money Market Portfolio .46%; Bond Portfolio .61%; Capital Growth Portfolio
 .53%; Balanced Portfolio .60%; Growth and Income Portfolio .66%; and International Portfolio 1.05%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," page 15, and "Policy Rights and Privileges-- Surrender and Partial Withdrawals--Transfers," pages 23 and 24, and "Charges and Deductions-- Partial Withdrawal Transaction Charge," page 30.)

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans," page 21.) Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters," page 35.)

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," page 23.) Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters," page 35.)

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy," page 24.)

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion," page 25.)

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy," page 25.)

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies," page 21.)

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters," page 35.)

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

SUPPLEMENT

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.
M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services of Duff & Phelps may be referred to in advertisements or sales literature or in reports to owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division for the Policy invests exclusively in Class A shares of a single Fund of Scudder Variable Life Investment Fund. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Scudder Variable Fund currently has six separate investment portfolios or "Funds" used by the Policies: Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, and International Portfolio. The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are different from those of the other Funds. Thus, each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The investment objectives and policies of each Fund are summarized below:

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

BOND PORTFOLIO

  The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Fund invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. The Fund may also invest in preferred stocks consistent with it's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into future contracts on debt securities and related options for hedging purposes.

CAPITAL GROWTH PORTFOLIO

  The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Fund may also invest up to 25% of its assets in short-term debt instruments.

BALANCED PORTFOLIO

  The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Fund also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

GROWTH AND INCOME PORTFOLIO

  The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

INTERNATIONAL PORTFOLIO

  The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Scudder Variable Fund, which must accompany or precede this Prospectus and which should be read carefully.

  Scudder, Stevens & Clark, Inc. ("Scudder") provides investment advisory services to the Scudder Variable Fund in accordance with the terms set forth in the current prospectus for the Scudder Variable Fund. See the Scudder Variable Fund prospectus for details regarding these fees.

  The Scudder Variable Fund is registered with the SEC as an open-end diversified management company. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Scudder Variable Fund by the Commission.

  Resolving Material Conflicts. All of the Funds of the Scudder Variable Fund are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter. See the Scudder Variable Fund prospectus for further details.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate

Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds of the Scudder Variable Fund and to substitute shares of another Fund of the Scudder Variable Fund or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the Scudder Variable Fund, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Scudder Variable Fund will always be available. Scudder Variable Fund sells its shares to the Separate Account in accordance with the terms of a participation agreement between Scudder Variable Fund and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase Scudder Variable Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in shares of the Scudder Variable Fund. In the event that the Scudder Variable Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a

Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy when received by the Company. Should supporting documentation to enable the determination of the amount of premium per Policy not be received prior to or coincident with the cash premium, the premiums shall be promptly returned to the entity remitting such premiums.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the

Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are, for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums,"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit," page 16), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.


                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans," below.) The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to Secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit," page 16) also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction," page
27). If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion," page 25). No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity

Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

PREMIUM EXPENSE CHARGE

  Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, the Company deducts a charge of 2 percent from all Policies. However, the Company may impose a charge of 2 1/4 percent for premium taxes on premiums received in connection with Policies issued under an Executive Program.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

   A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of Scudder Variable Fund. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Class A Shares of Scudder Variable Fund. (See "The Company and the Separate Account--Scudder Variable Life Investment Fund.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The
Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Scudder Variable Fund and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section

7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the Scudder Variable Fund or its investments, the Scudder Variable Fund has represented that it intends to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account, through the Scudder Variable Fund, will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Scudder Variable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the Class A shares of the Scudder Variable Fund held in the Separate Account at regular and special shareholder meetings of the Scudder Variable Fund in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Scudder Variable Fund in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the Scudder Variable Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Scudder Variable Fund.

  Because the Funds of the Scudder Variable Fund serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund of the Scudder Variable Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

                                          PRINCIPAL OCCUPATION(S)
           NAME                           DURING PAST FIVE YEARS*
           ----                           -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June,
                           1986, and Vice President, New Ventures, since June,
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary
    General American Life  and Treasurer, GenAm since October, 1994. Executive
     Insurance Company     Vice President-Group Pensions, GenAm January, 1990-
    700 Market Street      October, 1994.
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984.
    General American Life  Secretary since August, 1981. Vice President and
     Insurance Company     Associate General Counsel, GenAm, since December 30,
    700 Market Street      1995.
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990 - November, 1996. Second Vice President
                           and Chief Actuary, May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice
                           President, Fortis, Inc. July, 1991-August, 1994.
                           Vice President, Mutual Benefit prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief
                           Operating Officer, GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning
                           Corporation and Conning Asset Management Company
                           since January, 1997. Executive Vice President--
                           Investments, GenAm, February, 1991- January, 1997.

                                       PRINCIPAL OCCUPATION(S)
          NAME                         DURING PAST FIVE YEARS*
          ----                         -----------------------
 EXECUTIVE OFFICERS**
    Warren J. Winer     Executive Vice President--Group, GenAm, since
                        September, 1995. Formerly, Managing Director, Wm. M.
                        Mercer, July, 1993-August, 1995; President, W F
                        Corroon, September, 1990-July, 1993.
    Bernard H Wolzenski Executive Vice President--Individual, GenAm, since
                        November, 1991. Vice President--Life Product
                        Management, GenAm, May, 1989-November, 1991.
    A. Greig Woodring   President, Reinsurance Group of America, Inc., since
                        May, 1993. Formerly, Executive Vice President--
                        Reinsurance, GenAm, since January, 1990.

--------
*All positions listed are with the Company unless otherwise indicated.
**The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.
***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account Divisions included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

LOGO

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors

Paragon Life Insurance Company and

 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1996, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, and Growth and Income Divisions of Paragon Separate Account B as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP
April 4, 1997

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1996

                          MONEY                 CAPITAL                       GROWTH &
                          MARKET  INTERNATIONAL  GROWTH   BALANCED    BOND     INCOME
                         DIVISION   DIVISION    DIVISION  DIVISION  DIVISION  DIVISION
                         -------- ------------- --------  --------  --------  --------
NET ASSETS:
  Investments in Scudder
   Investments, at Mar-
   ket Value (See Sched-
   ule of Investments).. $25,867     401,721    776,759   369,471   104,172    81,194
  Receivable (payable)
   from/to Paragon Life
   Insurance Company....     --          (10)       (19)       (9)       (3)       (2)
                         -------     -------    -------   -------   -------    ------
    Total Net Assets....  25,867     401,711    776,740   369,462   104,169    81,192
                         =======     =======    =======   =======   =======    ======
  Group Variable Univer-
   sal Life Cash Value
   Invested in Separate
   Account..............  25,867     401,711    776,740   369,462   104,169    81,192
                         -------     -------    -------   -------   -------    ------
                         $25,867     401,711    776,740   369,462   104,169    81,192
                         =======     =======    =======   =======   =======    ======
TOTAL UNITS HELD........  23,416      30,173     42,065    29,204    13,037     8,210
NET ASSET VALUE PER
 UNIT................... $  1.10       13.31      18.47     12.65      7.99      9.89
COST OF INVESTMENTS.....  24,279     334,483    598,764   305,374    92,814    71,617
                         =======     =======    =======   =======   =======    ======




                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS

 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995, AND FOR THE PERIOD FROM MARCH
                    3, 1994 (INCEPTION) TO DECEMBER 31, 1994

                                                     INTERNATIONAL          CAPITAL GROWTH
                          MONEY MARKET DIVISION        DIVISION                DIVISION           BALANCED DIVISION
                          ---------------------  ----------------------  ----------------------  ---------------------
                           1996    1995   1994    1996   1995    1994     1996    1995    1994    1996   1995    1994
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
Net Realized Gain (Loss)
from Sales of Invest-
ments:
 Proceeds from Sales....  $ 6,474  7,711 54,912  64,427 64,140  126,258  113,945 74,163  68,339  60,612 41,367  38,170
 Cost of Investments
 Sold...................    6,195  7,546 54,716  56,562 61,059  128,911   92,669 68,867  70,498  51,183 38,636  38,457
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
   Net Realized
   Gain(Loss) from Sales
   of Investments.......      279    165    196   7,865  3,081   (2,653)  21,276  5,296  (2,159)  9,429  2,731    (287)
Net Unrealized
Gain(Loss) on Invest-
ments:
 Unrealized Gain(Loss)
 Beginning of Year......      711     79    --   26,132   (364)     --    81,498 (4,175)    --   38,554   (122)    --
 Unrealized Gain(Loss)
 End of Year............    1,588    711     79  67,237 26,132     (364) 177,995 81,498  (4,175) 64,098 38,554    (122)
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
 Net Unrealized
 Gain(Loss) on Invest-
 ments..................      877    632     79  41,105 26,496     (364)  96,497 85,673  (4,175) 25,544 38,676    (122)
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
   Net Gain(Loss) on In-
   vestments............    1,156    797    275  48,970 29,577   (3,017) 117,773 90,969  (6,334) 34,973 41,407    (409)
Expenses:
 Mortality and Expense
 Charge.................      211    142     56   3,190  2,056      722    5,890  3,431     867   2,869  1,617     384
                          ------- ------ ------  ------ ------  -------  ------- ------  ------  ------ ------  ------
Increase(Decrease) in
Assets Resulting from
Operations..............  $   945    655    219  45,780 27,521   (3,739) 111,883 87,538  (7,201) 32,104 39,790    (793)
                          ======= ====== ======  ====== ======  =======  ======= ======  ======  ====== ======  ======
                                                    GROWTH & INCOME
                              BOND DIVISION            DIVISION
                          ---------------------  ----------------------
                           1996    1995   1994    1996   1995    1994
                          ------- ------ ------  ------ ------  -------
Net Realized Gain from
Sales of Investments:
 Proceeds from Sales....  $14,092 11,832 90,086  50,395  1,961   55,424
 Cost of Investments
 Sold...................   12,863 11,059 90,992  45,641  1,739   55,407
                          ------- ------ ------  ------ ------  -------
   Net Realized
   Gain(Loss) from Sales
   of Investments.......    1,229    773   (906)  4,754    222       17
Net Unrealized
Gain(Loss) on Invest-
ments:
   Unrealized Gain(Loss)
   Beginning of Year....    9,327    493    --    1,480      7      --
   Unrealized Gain(Loss)
   End of Year..........   11,358  9,327    493   9,576  1,480        7
                          ------- ------ ------  ------ ------  -------
   Net Unrealized
   Gain(Loss) on Invest-
   ments................    2,031  8,834    493   8,096  1,473        7
                          ------- ------ ------  ------ ------  -------
     Net Gain(Loss) on
     Investments........    3,260  9,607   (413) 12,850  1,695       24
Expenses:
 Mortality and Expense
 Charge.................      840    519    183     562     55        1
                          ------- ------ ------  ------ ------  -------
Increase(Decrease) in
Assets Resulting from
Operations..............  $ 2,420  9,088   (596) 12,288  1,640       23
                          ======= ====== ======  ====== ======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND FOR THE PERIOD FROM MARCH 3,
                     1994 (INCEPTION) TO DECEMBER 31, 1994

                           MONEY MARKET DIVISION     INTERNATIONAL DIVISION     CAPITAL GROWTH DIVISION
                          -------------------------  -------------------------  -------------------------
                            1996     1995     1994    1996     1995     1994     1996     1995     1994
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Operations:
 Net Realized Gain
 (Loss) from sales of
 investments............  $    279      165     196    7,865    3,081   (2,653)  21,276    5,296   (2,159)
 Net Unrealized Gain
 (Loss) on Investments..       877      632      79   41,105   26,496     (364)  96,497   85,673   (4,175)
 Mortality and Expense
 Charge.................      (211)    (142)    (56)  (3,190)  (2,056)    (722)  (5,890)  (3,431)    (867)
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........       945      655     219   45,780   27,521   (3,739) 111,883   87,538   (7,201)
 Net Deposits into Sepa-
 rate Account...........     7,609    6,407  10,032   90,073  102,560  139,516  186,952  222,400  175,168
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets..................     8,554    7,062  10,251  135,853  130,081  135,777  298,835  309,938  167,967
Net Assets, Beginning of
Year....................    17,313   10,251     --   265,858  135,777      --   477,905  167,967      --
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.  $ 25,867   17,313  10,251  401,711  265,858  135,777  776,740  477,905  167,967
                          ========  =======  ======  =======  =======  =======  =======  =======  =======
                                                                                    GROWTH & INCOME
                             BALANCED DIVISION            BOND DIVISION                DIVISION
                          -------------------------  -------------------------  -------------------------
                            1996     1995     1994    1996     1995     1994     1996     1995     1994
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Operations:
 Net Realized Gain
 (Loss) from sales of
 investments............  $  9,429    2,731    (287)   1,229      773     (906)   4,754      222       17
 Net Unrealized Gain
 (Loss) on Investments..    25,544   38,676    (122)   2,031    8,834      493    8,096    1,473        7
 Mortality and Expense
 Charge.................    (2,869)  (1,617)   (384)    (840)    (519)    (183)    (562)     (55)      (1)
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........    32,104   39,790    (793)   2,420    9,088     (596)  12,288    1,640       23
 Net Deposits into Sepa-
 rate Account...........    93,679  108,054  96,628   31,680   27,205   34,372   56,373    6,848    4,020
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
  Increase in Net As-
  sets..................   125,783  147,844  95,835   34,100   36,293   33,776   68,661    8,488    4,043
Net Assets, Beginning of
Year....................   243,679   95,835     --    70,069   33,776      --    12,531    4,043      --
                          --------  -------  ------  -------  -------  -------  -------  -------  -------
Net Assets, End of Year.  $369,462  243,679  95,835  104,169   70,069   33,776   81,192   12,531    4,043
                          ========  =======  ======  =======  =======  =======  =======  =======  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, six of which invests exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market Portfolio, International Portfolio, Capital Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Growth and Income Portfolio (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) POLICY CHARGES

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for

                           PARAGON SEPARATE ACCOUNT B
providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) PURCHASES AND SALES OF SCUDDER VARIABLE LIFE INVESTMENT FUND SHARES

  During the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 (inception) to December 31, 1994 purchases and proceeds from the sales of the Scudder Variable Life Investment Fund were as follows:

                          MONEY MARKET DIVISION   INTERNATIONAL DIVISION  CAPITAL GROWTH DIVISION
                         ------------------------ ----------------------- -----------------------
                           1996    1995    1994    1996    1995    1994    1996    1995    1994
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $ 13,868  13,976  64,538 151,355 164,644 258,600 294,894 293,131 237,403
Sales................... $  6,474   7,711  54,912  64,427  64,140 126,258 113,945  74,163  68,339
                         ======== ======= ======= ======= ======= ======= ======= ======= =======
                                                                              GROWTH & INCOME
                            BALANCED DIVISION          BOND DIVISION             DIVISION
                         ------------------------ ----------------------- -----------------------
                           1996    1995    1994    1996    1995    1994    1996    1995    1994
                         -------- ------- ------- ------- ------- ------- ------- ------- -------
Purchases............... $151,544 147,804 128,210  44,942  38,518 123,033 106,656   8,754  59,419
Sales................... $ 60,612  41,367  38,170  14,092  11,832  90,086  50,395   1,961  55,424
                         ======== ======= ======= ======= ======= ======= ======= ======= =======

(5) ACCUMULATION OF UNIT ACTIVITY

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 to December 31, 1994:

                             MONEY MARKET        INTERNATIONAL        CAPITAL GROWTH
                               DIVISION             DIVISION             DIVISION
                         -------------------- -------------------- --------------------
                          1996   1995   1994   1996   1995   1994   1996   1995   1994
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 12,898 13,545 17,149 12,404 15,567 17,820 17,686 22,304 25,409
 Withdrawals............  5,806  7,295  7,075  4,940  5,639  5,039  6,420  5,299 11,615
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  7,092  6,250 10,074  7,464  9,928 12,781 11,266 17,005 13,794
Outstanding Units,
 Beginning of Year...... 16,324 10,074    --  22,709 12,781    --  30,799 13,794    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 23,416 16,324 10,074 30,173 22,709 12,781 42,065 30,799 13,794
                         ====== ====== ====== ====== ====== ====== ====== ====== ======
                                                                     GROWTH & INCOME
                          BALANCED DIVISION      BOND DIVISION           DIVISION
                         -------------------- -------------------- --------------------
                          1996   1995   1994   1996   1995   1994   1996   1995  1,994
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 12,690 14,882 18,942  5,817  5,517  7,079 11,954  1,138    646
 Withdrawals............  4,836  4,035  8,439  1,717  1,592  2,067  5,278    250    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
 Net Increase in Units..  7,854 10,847 10,503  4,100  3,925  5,012  6,676    888    646
Outstanding Units,
 Beginning of Year...... 21,350 10,503    --   8,937  5,012    --   1,534    646    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 29,204 21,350 10,503 13,037  8,937  5,012  8,210  1,534    646
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                           PARAGON SEPARATE ACCOUNT B

(6) RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1996 and 1995, and for the period from March 3, 1994 (inception) to December 31, 1994:

                           MONEY MARKET DIVISION      INTERNATIONAL DIVISION     CAPITAL GROWTH DIVISION
                          --------------------------  -------------------------  -------------------------
                            1996     1995     1994     1996     1995     1994     1996     1995     1994
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits....  $ 17,177   15,728   14,282  183,290  187,321  187,545  333,168  304,665  239,058
Surrenders and
 Withdrawals............    (1,433)  (1,878)     --   (20,546)  (6,334)  (3,620) (19,152)  (5,721)    (260)
Transfers Between Funds
 and General Account....    (1,387)  (1,374)     265  (10,737) (22,137)     348   (9,053)  16,250     (516)
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    14,357   12,476   14,547  152,007  158,850  184,273  304,963  315,194  238,282
Deductions:
 Premium Expense
  Charges...............       501      468      438    5,346    5,576    5,621    9,718    9,068    7,249
 Monthly Expense
  Charges...............       305      419      547    4,714    4,596    5,247    8,860    7,658    7,490
 Cost of Insurance and
  Optional Benefits.....     5,942    5,182    3,530   51,874   46,118   33,889   99,433   76,068   48,375
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Deductions......     6,748    6,069    4,515   61,934   56,290   44,757  118,011   92,794   63,114
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders..........  $  7,609    6,407   10,032   90,073  102,560  139,516  186,952  222,400  175,168
                          ========  =======  =======  =======  =======  =======  =======  =======  =======
                                                                                     GROWTH & INCOME
                             BALANCED DIVISION             BOND DIVISION                DIVISION
                          --------------------------  -------------------------  -------------------------
                            1996     1995     1994     1996     1995     1994     1996     1995     1994
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Total Gross Deposits....  $183,446  164,138  137,307   54,516   43,869   47,026   83,186    8,921    3,226
Surrenders and
 Withdrawals............   (19,050) (10,199)    (246)  (3,481)  (2,002)    (106) (37,530)     --       --
Transfers Between Funds
 and General Account....    (9,771)   5,283     (215)  (1,088)     --      (774)  32,036    1,978      892
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............   154,625  159,222  136,846   49,947   41,867   46,146   77,692   10,899    4,118
Deductions:
 Premium Expense
  Charges...............     5,351    4,886    4,051    1,590    1,306    1,389    2,426      266       98
 Monthly Expense
  Charges...............     4,330    4,158    4,849    1,230    1,214    1,392      662      141      --
 Cost of Insurance and
  Optional Benefits.....    51,265   42,124   31,318   15,447   12,142    8,993   18,231    3,644      --
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Deductions......    60,946   51,168   40,218   18,267   14,662   11,774   21,319    4,051       98
                          --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Deposits from
 Policyholders..........  $ 93,679  108,054   96,628   31,680   27,205   34,372   56,373    6,848    4,020
                          ========  =======  =======  =======  =======  =======  =======  =======  =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

                                                     NUMBER    MARKET
                                                    OF SHARES  VALUE     COST
                                                    --------- -------- --------
SCUDDER VARIABLE LIFE INVESTMENT FUND:
  Money Market Division............................  25,867   $ 25,867 $ 24,279
  International Division...........................  30,319    401,721  334,483
  Capital Growth Division..........................  47,076    776,759  598,764
  Balanced Division................................  31,824    369,471  305,374
  Bond Division....................................  15,479    104,172   92,814
  Growth & Income Division.........................   8,665     81,194   71,617




                 See Accompanying Independent Auditor's Report.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .522%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .130% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1996. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.552%, 4.448%, and 10.448%, respectively. An expense reimbursement arrangement exists between the Company and Scudder Variable Fund, as part of the Scudder Variable Fund's participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. Scudder did not reimburse expenses in 1996 for any Portfolio.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @-
                                                  1.552%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,093           $500,000           $ 4,954           $500,000
  2          12,630             5,986            500,000             9,747            500,000
  3          19,423             8,633            500,000            14,416            500,000
  4          26,555            11,029            500,000            18,907            500,000
  5          34,045            13,148            500,000            23,220            500,000
  6          41,908            14,973            500,000            27,357            500,000
  7          50,165            16,472            500,000            31,330            500,000
  8          58,834            17,606            500,000            35,082            500,000
  9          67,937            18,336            500,000            38,672            500,000
 10          77,496            18,633            500,000            42,050            500,000
 11          87,532            18,487            500,000            45,167            500,000
 12          98,070            17,867            500,000            48,083            500,000
 13         109,134            16,765            500,000            50,748            500,000
 14         120,752            15,152            500,000            53,115            500,000
 15         132,951            12,973            500,000            55,184            500,000
 16         145,760            10,163            500,000            56,965            500,000
 17         159,209             6,610            500,000            58,406            500,000
 18         173,331             2,176            500,000            59,459            500,000
 19         188,159                 0                  0            60,127            500,000
 20         203,728                 0                  0            60,358            500,000
 25         294,060                 0                  0            52,220            500,000
 30         409,348                 0                  0            16,133            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.448%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,194           $500,000           $  5,116           $500,000
  2          12,630             6,374            500,000             10,373            500,000
  3          19,423             9,491            500,000             15,814            500,000
  4          26,555            12,533            500,000             21,390            500,000
  5          34,045            15,470            500,000             27,106            500,000
  6          41,908            18,275            500,000             32,969            500,000
  7          50,165            20,909            500,000             38,996            500,000
  8          58,834            23,320            500,000             45,137            500,000
  9          67,937            25,459            500,000             51,455            500,000
 10          77,496            27,279            500,000             57,910            500,000
 11          87,532            28,755            500,000             64,457            500,000
 12          98,070            29,835            500,000             71,163            500,000
 13         109,134            30,491            500,000             77,987            500,000
 14         120,752            30,673            500,000             84,891            500,000
 15         132,951            30,300            500,000             91,882            500,000
 16         145,760            29,278            500,000             98,980            500,000
 17         159,209            27,460            500,000            106,144            500,000
 18         173,331            24,667            500,000            113,342            500,000
 19         188,159            20,699            500,000            120,587            500,000
 20         203,728            15,347            500,000            127,846            500,000
 25         294,060                 0                  0            162,567            500,000
 30         409,348                 0                  0            186,654            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.448%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,294           $500,000           $  5,275           $500,000
  2          12,630             6,771            500,000             11,012            500,000
  3          19,423            10,404            500,000             17,299            500,000
  4          26,555            14,201            500,000             24,136            500,000
  5          34,045            18,153            500,000             31,578            500,000
  6          41,908            22,259            500,000             39,695            500,000
  7          50,165            26,505            500,000             48,570            500,000
  8          58,834            30,864            500,000             58,226            500,000
  9          67,937            35,315            500,000             68,811            500,000
 10          77,496            39,841            500,000             80,377            500,000
 11          87,532            44,449            500,000             92,989            500,000
 12          98,070            49,121            500,000            106,823            500,000
 13         109,134            53,871            500,000            121,976            500,000
 14         120,752            58,689            500,000            138,563            500,000
 15         132,951            63,545            500,000            156,761            500,000
 16         145,760            68,399            500,000            176,777            500,000
 17         159,209            73,168            500,000            198,798            500,000
 18         173,331            77,742            500,000            223,049            500,000
 19         188,159            82,001            500,000            249,829            500,000
 20         203,728            85,823            500,000            279,445            500,000
 25         294,060            94,284            500,000            484,741            562,300
 30         409,348            57,477            500,000            823,534            881,181

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.552%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,899           $508,899           $ 10,765           $510,765
  2          25,261            17,489            517,489             21,269            521,269
  3          38,846            25,726            525,726             31,551            531,551
  4          53,111            33,605            533,605             41,555            541,555
  5          68,090            41,101            541,101             51,280            551,280
  6          83,817            48,197            548,197             60,729            560,729
  7         100,330            54,863            554,863             69,913            569,913
  8         117,669            61,058            561,058             78,771            578,771
  9         135,875            66,749            566,749             87,368            587,368
 10         154,992            71,908            571,908             95,648            595,648
 11         175,064            76,531            576,531            103,556            603,556
 12         196,140            80,591            580,591            111,159            611,159
 13         218,269            84,090            584,090            118,400            618,400
 14         241,505            87,009            587,009            125,228            625,228
 15         265,903            89,302            589,302            131,642            631,642
 16         291,521            90,920            590,920            137,655            637,655
 17         318,419            91,767            591,767            143,208            643,208
 18         346,663            91,731            591,731            148,249            648,249
 19         376,319            90,700            590,700            152,785            652,785
 20         407,457            88,579            588,579            156,760            656,760
 25         588,120            59,890            559,890            165,446            665,446
 30         818,697                 0                  0            144,408            644,408

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.448%)
                        -----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        -------------------------------   -------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       -----------      ----------       -----------
  1      $ 12,322       $    9,189       $  509,189       $   11,117       $  511,117
  2        25,261           18,611          518,611           22,631          522,631
  3        38,846           28,225          528,225           34,596          534,596
  4        53,111           38,029          538,029           46,971          546,971
  5        68,090           48,000          548,000           59,768          559,768
  6        83,817           58,121          558,121           73,006          573,006
  7       100,330           68,363          568,363           86,710          586,710
  8       117,669           78,681          578,681          100,835          600,835
  9       135,875           89,037          589,037          115,460          615,460
 10       154,992           99,396          599,396          130,547          630,547
 11       175,064          109,744          609,744          146,054          646,054
 12       196,140          120,047          620,047          162,061          662,061
 13       218,269          130,294          630,294          178,531          678,531
 14       241,505          140,454          640,454          195,422          695,422
 15       265,903          150,468          650,468          212,747          712,747
 16       291,521          160,268          660,268          230,531          730,531
 17       318,419          169,734          669,734          248,728          748,728
 18       346,663          178,724          678,724          267,296          767,296
 19       376,319          187,088          687,088          286,251          786,251
 20       407,457          194,683          694,683          305,543          805,543
 25       588,120          217,359          717,359          404,300          904,300
 30       818,697          194,465          694,465          493,787          993,787

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.448%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      @ 5.00%          VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,475       $  509,475       $   11,462       $  511,462
  2        25,261          19,757          519,757           24,021          524,021
  3        38,846          30,881          530,881           37,830          537,830
  4        53,111          42,922          542,922           52,955          552,955
  5        68,090          55,943          555,943           69,528          569,528
  6        83,817          70,023          570,023           87,701          587,701
  7       100,330          85,233          585,233          107,646          607,646
  8       117,669         101,643          601,643          129,481          629,481
  9       135,875         119,333          619,333          153,464          653,464
 10       154,992         138,399          638,399          179,758          679,758
 11       175,064         158,973          658,973          208,542          708,542
 12       196,140         181,174          681,174          240,139          740,139
 13       218,269         205,168          705,168          274,779          774,779
 14       241,505         231,109          731,109          312,718          812,718
 15       265,903         259,145          759,145          354,295          854,295
 16       291,521         289,433          789,433          399,897          899,897
 17       318,419         322,095          822,095          449,874          949,874
 18       346,663         357,247          857,247          504,623        1,004,623
 19       376,319         395,018          895,018          564,642        1,064,642
 20       407,457         435,564          935,564          630,412        1,130,412
 25       588,120         688,500        1,188,500        1,065,386        1,565,386
 30       818,697       1,046,247        1,546,247        1,742,587        2,242,587

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

           Underlying Funds Through:

           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
           MFS VARIABLE INSURANCE TRUST
           PUTNAM VARIABLE TRUST
           SCUDDER VARIABLE LIFE INVESTMENT FUND
           T. ROWE PRICE EQUITY SERIES, INC.
           T. ROWE PRICE FIXED INCOME SERIES, INC.


                                [PARAGON LOGO]
              GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1997
                                                                           50452
                                                                             Dir

                              GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company") which are designed for use in employer-sponsored insurance programs. In circumstances where a Group Contract is issued, Individual Policies or Certificates setting forth or summarizing the rights of the Owners and/or Insureds, will be issued under the Group Contract. Individual Policies also can be issued in connection with employer-sponsored insurance programs in circumstances where a Group Contract is not issued. The terms of the Certificate and the Individual Policy, whether or not the Individual Policy is issued under a Group Contract, are substantially the same and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

  The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit payable on the Insured's death will not be less than the current Face Amount of the Policy. The insurance under a Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

  The Owner may allocate net premiums to one or more of the Divisions of the Separate Account B (the "Separate Account"). The duration of the Policy and the amount of the Cash Value will vary to reflect the investment performance of the Divisions of the Separate Account selected by the Owner, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. Thus, the Owner bears the entire investment risk under the Policies; there is no minimum guaranteed Cash Value.

  Each Division of the Separate Account will invest in the following corresponding investment company portfolios ("Funds"): (1) Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio, Index 500 Portfolio, Equity-Income Portfolio, and Contrafund Portfolio; (2) MFS Variable Insurance Trust--Emerging Growth Series; (3) Putnam Variable Trust--Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund and Putnam VT Voyager Fund; (4) Scudder Variable Life Investment Fund--Money Market Portfolio, and Class A Shares of International Portfolio; and (5) T. Rowe Price--New America Growth Portfolio, Personal Strategy Balanced Portfolio, and Limited-Term Bond Portfolio.

  A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the prospectus of each Fund.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  This Prospectus Must Be Accompanied Or Preceded By A Current Prospectus For the Underlying Funds.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION, NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY  IS A
     CRIMINAL OFFENSE.

  Please Read This Prospectus Carefully And Retain It For Future Reference.

                  The date of this prospectus is May 1, 1997.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Definitions..............................................................   3
Summary..................................................................   4
The Company and the Separate Account.....................................   9
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Premium Expense Charge
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  31
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  35
Federal Tax Matters......................................................  36
Safekeeping of the Separate Account's Assets.............................  40
Voting Rights............................................................  40
State Regulation of the Company..........................................  41
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  43
Financial Statements.....................................................  43
Appendix A............................................................... A-1

                 THE POLICIES ARE NOT AVAILABLE IN ALL STATES.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

  Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

  Associated Companies--Those companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

  Beneficiary--The person(s) named in an application for Individual Insurance or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

  Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

  Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

  Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

  Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

  Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

  Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

  Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

  Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

  Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

  Fund--A separate investment portfolio of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust, Putnam Variable Trust, Scudder Variable Life Insurance Fund, or two T. Rowe Price Funds, mutual funds in which the Separate Account's assets are invested. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is a part of the name.

  Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

  Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

  Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

  Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

  Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

  Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

  Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

  Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

  Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

  Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

  Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

  Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Net Premium--The premium less any premium expense charge and any charge for premium taxes.

  Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

  Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

  Policy Anniversary--The same date each year as the Issue Date.

  Policy Month--A month beginning on the Monthly Anniversary.

  Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

  Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

  Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

  Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

  Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

  The Policy. The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are typically issued in two situations. First, Policies are issued pursuant to Group Contracts entered into between the Company and Contractholders. (See "General Provisions of the Group Contract.") Second, in certain circumstances where Group Contracts are not issued, Individual Policies are issued in connection with the employer-sponsored insurance programs. Subject to certain restrictions, the Insured under a Policy may be either an employee of the Contractholder or sponsoring employer, or the employee's spouse. Generally, only the employee is eligible to be an Insured under an Executive Program Policy. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end. (See "Payment and Allocation of Premiums--Issuance of a Policy.")

  The Policies are life insurance contracts with death benefits, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. On behalf of Owners, the Contractholder will remit planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may, but are not required to, pay additional premiums. However, the Owner in Corporate Programs will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program where the Group Contract is not issued.

  The Policies are "variable" policies because, unlike the fixed benefits under an ordinary life insurance contract, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated net premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

  The Separate Account. The Owner may allocate the net premiums to one or more Divisions of the Separate Account. See "The Company and the Separate Account" for a complete description of the available Funds. An owner may change future allocations of net premiums at any time by notifying the Company directly.

  Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

  Premiums. An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth (1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to place a Policy in force. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors. Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer. In Corporate Programs, the Owner or its designee will remit premiums generally on a schedule agreed to by the Company. However, as is discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

  A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement."). The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments following the initial premium payment will not itself cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned premiums have been paid. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  Death Benefit. Death benefit proceeds are payable to the named Beneficiary when the Insured under a Policy dies or, under certain riders available under the Policy, to the Owner, prior to the Insured's death under circumstances described in those riders. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") Two death benefit options are available. Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. The death benefit proceeds will be increased by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "Policy Benefits--Death Benefit.")

  The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract, employer-sponsored insurance program, Executive Programs, or Corporate Programs the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

  Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") The cost of these additional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Benefits under the Policy may be paid in a single sum or under one of the settlement options set forth in the Policy or an applicable rider. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Payment of Policy Benefits.")

  Cash Value. The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect the amount and frequency of premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

  Charges and Deductions. Generally, there are no sales charges under a Policy. However, a front-end charge deducted from each premium paid ("premium expense charge") will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). This charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

  A charge of 2 percent to cover state premium taxes will be deducted from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

  A monthly deduction will be made from a Policy's Cash Value in the Divisions of the Separate Account. The monthly deduction includes an administrative charge, a cost of insurance charge, and the cost of any additional insurance benefits provided by rider. The amount of the administrative charge will be set forth in the specification pages of the Policy and will be based on the number of the Insureds covered under a Group Contract or other employer-sponsored insurance program and the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  The cost of insurance charge is calculated on each Monthly Anniversary. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") Monthly cost of insurance rates will be determined by the Company based upon its expectations as to future mortality experience. The Company currently underwrites Policies on either a simplified issue or guaranteed issue basis. However, the Company does not vary cost of insurance rates based on a particular Policy's classification as simplified issue or guaranteed issue within a particular Group Contract or employer-sponsored program. Rather, the rates are based on the Attained Age and rate class of the Insured, as well as on the gender mix of the group insured, which is the proportion of men and women covered under a particular Group Contract or employer-sponsored program. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  Cost of insurance rates are guaranteed not to exceed 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The 1980 CSO Table assumes a blending of sixty percent male and forty percent female. Generally, the rates currently charged do not exceed 100% of the 1980 CSO Table. However, instances in which the Company's current rates may exceed 100% of the 1980 CSO Table are generally limited to particular Policies issued to Insureds in small groups (i.e. generally less than 750 eligible employees) and/or groups that are predominantly male. The guaranteed rates are higher than the 1980 CSO Table because, under both guaranteed and simplified underwriting, the Insured is not required to submit to a medical or paramedical examination although a blood test may be required. Because the Company gathers less health information about these individuals, it is exposed to additional insurance risks. Although the circumstances in which the Company could raise its current mortality charges are limited, such an increase is permitted under the Policy. To the extent that the current cost of insurance rates exceed or are raised so that they exceed 100% of the 1980 CSO Table, the monthly cost of insurance charge would, in effect, be a substandard risk charge for healthy Insureds.

  A daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  No charges are currently made from the Separate Account for Federal or state income taxes. However, if it is determined that such taxes may be incurred, then the Company may make deductions from the Separate Account to pay these taxes or to pay any economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Separate Account or the Policies. (See "Federal Tax Matters.")

  The value of the assets of the Divisions of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account.") The total annual investment advisory fee and fund expenses for the funds available during the last fiscal year as a percentage of net assets are as follows: Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio .69%, Index 500 Portfolio .28%, Equity-Income Portfolio .58%; and

Contrafund Portfolio .74%; MFS Variable Insurance Trust--Emerging Growth Series 1.00%; Putnam Variable Trust--Putnam VT High Yield Fund .76%, Putnam VT New Opportunities Fund .72%, Putnam VT U.S. Government and High Quality Bond Fund
 .69%, and Putnam VT Voyager Fund .63%; Scudder Variable Life Investment Fund-- Money Market Portfolio .46%, and International Portfolio 1.05%; and T. Rowe Price--New America Growth Portfolio .85%; Personal Strategy Balanced Portfolio
 .90%, and Limited-Term Bond Portfolio .70%. Fidelity Management & Research Company ("FMR") agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's total expenses would have been .43%. MFS has agreed to bear expenses for the Emerging Growth Series during the period. Without this reimbursement, the series' total expenses would have been 1.16%.

  A transaction charge equal to the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions of the Separate Account. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

  Policy Loans. After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. The Loan Value is (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the loan request is received and (b) is any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the Policy Loan may exist. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

  A Policy Loan will be allocated among the various Divisions of the Separate Account. A portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated will be transferred to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans," page 21.) Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

  Surrender and Partial Withdrawals. At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. When the death benefit under either death benefit option is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

  Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Eligibility Change Conversion. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

  If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

  Conversion Right to a Fixed Benefit Policy. During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

  Exercising Rights and Privileges Under the Policies. Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by notifying the Company in writing at its Home Office. Likewise, the Company will send all reports and other notices described herein or in the Policy directly to the Owner. (See "Policy Rights and Privileges--Exercising Rights and Privileges Under the Policies.")

  Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-1 to A-7 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the administrative charge and the level of the sales charges. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared with premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

  Tax Consequences of the Policy. While guidance is limited, the Company believes that the Policy should be treated as a life insurance contract for Federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policy Owner should not be deemed to be in constructive receipt of Cash Surrender Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

  Under certain circumstances, a Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

  If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. (See "Federal Tax Matters.")

  Specialized Uses of the Policy. Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

                      THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

  Paragon Life Insurance Company (the "Company") is a stock life insurance company incorporated under the laws of Missouri. The Company was organized in 1981 as General American Insurance Company and on December 31, 1987, its name was changed. No change in operations or ownership took place in connection with the name change. The Company is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1996, it had assets in excess of $180 million. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office").

  The Company is a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a mutual life insurance company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

  In addition, the Parent Company agrees to guarantee that the Company will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, the Parent Company will pay such claim directly to the policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend this guarantee to be a guarantee with regard to the investment experience or cash values of the Policy.

  The Company may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  The Company also may include in advertisements and other literature certain rankings assigned to the Company by the National Association of Insurance Commissioners ("NAIC"), and the Company's analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, the Company's growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. The Company's use of such rankings and statistical information is not an endorsement by the NAIC.

  Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

THE SEPARATE ACCOUNT

  Separate Account B (the "Separate Account") was established by the Company as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by the Company that are invested in other subaccounts of the Separate Account.

  The Separate Account is divided into Divisions. Each Division of the Separate Account will invest in the following corresponding portfolios ("Funds") of the investment companies: (1) Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II--Growth Portfolio, Index 500 Portfolio, Equity--Income Portfolio, and Contrafund Portfolio; (2) MFS Variable Insurance Trust--Emerging Growth Series; (3) Putnam Variable Trust--Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U. S. Government and High Quality Bond Fund and Putnam VT Voyager Fund; (4) Scudder Variable Life Investment Fund--Money Market Portfolio, and Class A Shares of International Portfolio; and (5) T. Rowe Price--New America Growth Portfolio, Personal Strategy Balanced Portfolio, and Limited-Term Bond Portfolio. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

  Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

  The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

THE UNDERLYING FUNDS

  The Separate Account invests in shares of various investment management companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

  The following summarizes the investment policies of each Fund under the corresponding investment management company:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

  Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . Growth Portfolio

    The investment objective seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  . Equity-Income Portfolio

    The investment objective seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

  Variable Insurance Products Fund II ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  .Index 500 Portfolio

    The investment objective seeks to provide investment results that correspond to the total return (i.e., the combination of capital change and income) of common stocks publicly traded in the United States as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

  . Contrafund Portfolio

    The investment objective seeks long-term capital appreciation by investing in companies that are undergoing positive changes but are currently unpopular, undervalued or overlooked by the market.

MFS VARIABLE INSURANCE TRUST

  MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

    The investment objective seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

PUTNAM VARIABLE TRUST

  Putnam Variable Trust ("Putnam VT") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Investment Management, Inc., ("Putnam Management") provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a diversified portfolio which Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Fund prospectus.

  . Putnam VT New Opportunities Fund

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT U. S. Government and High Quality Bond Fund

    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

SCUDDER VARIABLE LIFE INVESTMENT FUND

  Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for Scudder VLI. Scudder, Stevens & Clark, Inc. ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

    The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

    The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. ROWE PRICE

  T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (collectively referred to as "TRP") are open-end management investment companies. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

    The investment objective seeks long-term growth of capital through investment in common stock of U. S. companies which operate in the service sector of the economy.

  . Personal Strategy Balanced Portfolio

    The investment objective seeks the highest total return consistent with an emphasis on both capital appreciation and income by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

  . Limited-Term Bond Portfolio

    The investment objective seeks a high level of current income consistent with modest price fluctuations by investing primarily in short-term and intermediate-term investment-grade debt securities.

  There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully.

  Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the existing management investment companies or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in the Company's judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of the existing management investment companies, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement. The Company will notify all Owners of any such changes.

  If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

  The Company cannot guarantee that the shares of the Funds will always be available. The Funds sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and the Company. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, the Company will be unable to honor Owner requests to allocate their cash values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, the Company will, of course, take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  The Company will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners and/or Insureds thereunder so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages. The Group Contract will be issued upon receipt of an application for a Group Contract signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to an authorized representative of the Company or to the Company's Home Office. The Company will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. Individual Policies, rather than Certificates, will be issued (i) to independent contractors of the employer; (ii) to persons who wish to continue coverage after a Group Contract has terminated; (iii) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder; (iv) if state law restrictions make issuance of a Group Contract impracticable; or (v) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

  Corporate Programs will generally involve Individual Policies. Policies will be issued on the lives of eligible Insureds, generally employees of a sponsoring employer, and the Owner will usually be the sponsoring employer or its designee.

  A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply evidence of insurability satisfactory to the Company. The Company may, at its sole discretion, issue Policies to individuals falling outside those Issue Ages or decline to issue Policies to individuals within those Issue Ages.

  In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. Actively at work means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work or such other places as required by the Contractholder or sponsoring employer in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer.

Ordinarily the time worked per week must not be less than 30 hours. However, the Company reserves the right to waive or modify the actively at work requirement at its discretion. In addition, the Contractholder may require that, to be eligible to purchase a Policy, an employee must be employed by the employer as of a certain date or for a certain period of time. This date or time period will be set forth in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. The Company may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. As an independent contractor, he may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

  In other than Executive Programs or Corporate Programs, the first time an employee is given the opportunity to purchase a Policy, the Company will issue the Policy and any children's insurance rider applied for by the employee pursuant to its guaranteed issue procedure. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. Guaranteed issue may be available with Executive Programs or Corporate Programs depending upon number of eligible employees or if other existing insurance coverage is cancelled.

  Where the Face Amount exceeds the guaranteed issue limits, where the Policy has been offered previously to the employee, where the guaranteed issue requirements set forth in the application for Individual Insurance are not met, or in connection with certain programs that may be offered without guaranteed issue, the employee must submit to a simplified underwriting procedure which requires the employee to respond satisfactorily to certain health questions in the application. A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs. Similarly, such questions must be answered if, in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, even when the employee is eligible, if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance. However, regardless of which underwriting procedure is used, acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

  If a Policy is to be issued to a spouse of an employee who is eligible to purchase a Policy under a Group Contract or an employer-sponsored insurance program, the appropriate application for Individual Insurance must be supplied. The spouse will be subject to the simplified underwriting procedure described above. Guaranteed issue is not available. Spouse coverage is generally not available under Executive Program Policies or Corporate Program Policies.

  The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until the appropriate application for Individual Insurance is signed, the initial premium has been paid prior to the Insured's death, the Insured is eligible for it, and the information in the application is determined to be acceptable to the Company. However, prior to the actual issuance of a Policy which is being underwritten on a guaranteed issue basis, interim insurance in the amount of insurance applied for up to the Guaranteed Issue Amount may be available and, if so, will start as of the date of the application. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the Policy applied for; (b) the date a Policy other than the Policy applied for is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed Insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the Contractholder or sponsoring employer.

PREMIUMS

  The initial premium is due on the Issue Date, and usually will be remitted by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") However, the Owner is not required to pay premiums equal to the planned annual premium.

  Premiums remitted by a Contractholder or sponsoring employer or designated payor shall be applied to a Policy as of the Valuation Date received by the Company. Premiums will be deemed to be received on a Valuation Date when both supporting documentation necessary to enable the determination of the amount of premium per Policy and the cash premium have been received by the Company at its Home Office.

  Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be remitted by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule which will provide for premium payments in a level amount at fixed intervals agreed to by the Contractholder or employer and the Company (usually monthly). The amount of the premiums remitted by the sponsoring employer or Contractholder will be that amount authorized to be deducted by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not cause the Policy to lapse until such time as the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Moreover, as mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of the Contractholder to remit the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Nonetheless, provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of such termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums which will have the same planned annual premium, but ordinarily the payment intervals will be no more frequent than quarterly. In Corporate Programs there will generally be no change in planned or scheduled premiums upon the discontinuing employment of an Insured.

  Premium Limitations. Every premium payment remitted by or on behalf of an Owner must be at least $20. In no event may the total of all premiums paid under a Policy in any Policy Year exceed the current maximum premium limitations for that year established by Federal tax laws. The maximum premium limitation for a Policy Year is the most premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations referred to in section 7702(c) of the Internal Revenue Code of 1986, or any successor provision. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations. Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, withdrawals from which are for tax purposes, treated first as a distribution of any taxable income under the contract, and then as a distribution of nontaxable investment in the contract. Additionally, such withdrawals may be subject to a 10% federal income tax penalty. The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Company has administrative procedures to prevent a modified endowment contract by monitoring premium limits. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See "Federal Tax Matters.")

ALLOCATION OF NET PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

  Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon receipt of the premiums at the Company's Home Office. However, the minimum percentage, other than zero ("0"), that may be allocated to a Division is 10 percent of the net premium, and fractional percentages may not be used.

  The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future net premiums.

  The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

  The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

  Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.")

  The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

  Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

    1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).
    2. Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
    3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.
    4. The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

  The effective date of reinstatement will be the date of approval by the Company of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

DEATH BENEFIT

  As long as the Policy remains in force, the Company will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or employer-sponsored insurance program or by termination of an employee's employment.

  If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

  The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

  The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program.

  Option A. Under Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250 percent for an

Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Accordingly, under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
40 or younger...........    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         APPLICABLE
ATTAINED AGE             PERCENTAGE
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100


   The applicable percentages in the foregoing table are based on Federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

  Option B. Under Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250 percent for an Insured with an Attained Age of 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

  Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option in effect. The Company reserves the right to limit the number of changes in death benefit options to one each Policy Year. A request for change must be made directly to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request.

  If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to the Company in connection with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

  If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

  A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Federal tax law. (See "Federal Tax Matters.")

  Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to the Company. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have Federal income tax consequences. (See "Federal Tax Matters.")

  Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (a) The Face Amount provided by the most recent increase;

    (b) The next most recent increases successively; and

    (c) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

  For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, the Company may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by an additional premium

(unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

  An increase in Face Amount may be cancelled within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, within 10 days of mailing the right to cancellation notice to the Owner, or within 45 days after the application for an increase was signed. Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions of the Separate Account in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

  Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

  Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after the Company receives all documentation required for such a payment at its Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy-- Additional Insurance Benefits," and "Charges and Deductions.")

  When no election for an optional method of settlement is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

  An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

CASH VALUE

  The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, Policy Loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges-- Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

  Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

  Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions of the Separate Account or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

  The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.


                          POLICY RIGHTS AND PRIVILEGES

EXERCISING RIGHTS AND PRIVILEGES UNDER THE POLICIES

  Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying the Company in writing at its Home Office. The Company will send all reports and other notices described herein or in the Policy directly to the Owner.

LOANS

  Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to the Company, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested and (b) is the amount of any outstanding Indebtedness. Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after the Company receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

  When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

  Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than five percent. The rate is declared by action of Company management as authorized by the Board of Directors of the Company. The Loan Account interest credited will be transferred to the Divisions of the Separate
Account: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

  Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of eight percent. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for such shorter period as the Policy Loan may exist. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Effect of Policy Loans.") The amount transferred will be deducted from the Divisions of the Separate Account in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

  Effect of Policy Loans. A loan taken from, or secured by, a Policy may have Federal income tax consequences (See "Federal Tax Matters.")

  Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

  In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value, or 31 days after notice that the Policy will terminate without a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

  Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to the Company at its Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division of the Separate Account. Amounts transferred to the Loan Account to Secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

SURRENDER AND PARTIAL WITHDRAWALS

  At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal under, the Policy by sending a written request to the Company. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have Federal income tax consequences. (See "Federal Tax Matters.")

  Surrender. To effect a surrender, the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of lost policy, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

  Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is at least $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or two percent of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions of the Separate Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received.

  A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

  Generally, the partial withdrawal transaction charge will be allocated among the Divisions of the Separate Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

  The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be executed.

  Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

TRANSFERS

  Under the Company's current rules, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account available with the policy. Requests for transfers from or among Divisions of the Separate Account must be made in writing directly to the Company and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. The Company will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

  All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, the Company will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

  Although the Company currently intends to continue to permit transfers for the foreseeable future, the Policy provides that the Company may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as the Company may determine at its discretion.

RIGHT TO EXAMINE POLICY

  The Owner may cancel a Policy within 20 days after receiving it, within 45 days after the Owner signed the application, or within 10 days of mailing a notice of the cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

  To cancel the Policy, the Owner should mail or deliver the Policy directly to the Company. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

  A request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of 20 days from the date the Owner received the new Policy specifications pages for the increase, 10 days of mailing the right to cancellation notice to the Owner, or 45 days after the Owner signed the application for the increase.

  Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase (see "Charges and Deductions--Monthly Deduction"). If no request is made, the Company will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions of the Separate Account in the same manner as it was deducted.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

  Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions of the Separate Account. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, the Company will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on the Company's rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

  If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

  If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after the Company receives written notice that (a) the employee's employment ended or
(b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to the Company at its Home Office before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract, but, ordinarily, the planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

  If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

  When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

  If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

PAYMENT OF POLICY BENEFITS

  A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written agreement with the Company.

  Settlement Options. The Company may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

  Accelerated Death Benefits. The Company offers certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies.

PREMIUM EXPENSE CHARGE

  Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

  Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or one percent, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, the Company makes a charge of 1% of each premium payment to compensate the Company for the anticipated higher corporate income taxes that result from the sale of such a Policy.

  The premium payment less the premium expense charge less any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy less the premium tax charge (described below) equals the net premium.

  The charges will not change in the event that an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE

  Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, the Company deducts a charge of 2 percent from all Policies. However, the Company may impose a charge of 2 1/4 percent for premium taxes on premiums received in connection with Policies issued under an Executive Program.

MONTHLY DEDUCTION

  Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division of the Separate Account in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

     ELIGIBLE EMPLOYEES             FIRST YEAR                     SUBSEQUENT YEARS
     ------------------             ----------                     ----------------
     250-499....................... $5.00.........................      $2.50
     500-999....................... $4.75.........................      $2.25
     1000+......................... $4.50.........................      $2.00

For Group Contracts or other employer-sponsored insurance programs with fewer than 250 eligible employees, those with additional administrative costs, or those that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

  These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where the Company believes that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program due to the number of eligible employees or administrative support provided by the employer, the Company may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

  Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

  The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The current cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. The Company currently issues the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

  The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risks assumed by the Company in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. The Company reserves the right to change criteria on which a rate class will be based in the future.

  If gender mix is a factor, the Company will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, the Company may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, the Company reserves the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because the Company uses guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program, will apply to all persons of the same Attained Age and rate class whose initial Face Amounts or increases in Face Amount have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100 percent of the 1980 CSO Table.)

  The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of five percent), less (b) the Cash Value at the beginning of the Policy Month.

  The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, the net amount at risk will be calculated separately for each rate class. If Option A is in effect, for purposes of determining the net amounts at risk for each rate class, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Option B is in effect, the net amount at risk for each rate class will be determined by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

  Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

  Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

  Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

PARTIAL WITHDRAWAL TRANSACTION CHARGE

  A transaction charge which is the lesser of $25 or two percent of the amount withdrawn will be assessed on each partial withdrawal to cover administrative costs incurred in processing the partial withdrawal.

SEPARATE ACCOUNT CHARGES

  Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account, which equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

  The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and that therefore the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

  Federal Taxes. Currently no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "Federal Tax Matters.")

  Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "The Company and the Separate Account--The Underlying Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

  Payment of any amount due from the Separate Account upon surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

THE CONTRACT

  The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract between the Owner and the Company. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

  The Insured will be considered Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY

  The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGE OF OWNER OR BENEFICIARY

  The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company will not be liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

POLICY CHANGES

  The Company reserves the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES

  If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS

  To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

  The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

  The Company will be bound by an assignment of a Policy only if: (a) it is in writing; (b) the original instrument or a certified copy is filed with the Company at its Home Office; and (c) the Company sends an acknowledged copy to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

SUICIDE

  Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

  If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

MISSTATEMENT OF AGE AND CORRECTIONS

  If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

  Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

ADDITIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, the Company will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

  Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

  Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

  Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

  HIV Acceleration of Death Benefits Rider. Provides for the Owner's election for the Company to make an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. The Company will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that the Company receives satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. The Company will pay the accelerated benefit to the Owner in a single payment in full settlement of the Company's obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to the Company.

  The Federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

  Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for the Company's accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

  The amount of the death benefit payable under the rider will equal the cash surrender value under the Policy on the date the Company receives satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's cash surrender value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

  The Federal income tax consequences associated with (i) adding the Accelerated Death Benefit Settlement Option Rider or (ii) receiving the benefits provided under such rider are uncertain. Accordingly, we urge you to consult a tax adviser about such consequences before adding the Accelerated Death Benefit Settlement Option Rider to your Policy or requesting a benefit under the rider.

RECORDS AND REPORTS

  The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

  An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

  Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of General American Holding Company, which is an affiliate of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

  The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

PREMIUM PAYMENTS

  The Contractholder will remit planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be remitted in advance to the Company. The planned premium payment interval is agreed to by the Contractholder and the Company. Prior to each planned payment interval, the Company will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and the Company.

GRACE PERIOD

  If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

TERMINATION

  Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, the Company may end a Group Contract or any of its provisions on 31 days notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

RIGHT TO EXAMINE GROUP CONTRACT

  The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to the Company.

ENTIRE CONTRACT

  The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and the Company. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

  The Company cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

  The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between the Company and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF THE POLICY

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. Although the Company does not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. IN GENERAL. As a life insurance contract, the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have Federal income tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or Beneficiary. A competent tax adviser should be consulted for further information.

  The Federal income tax consequences associated with (i) adding either the HIV Acceleration of Death Benefit Rider or the Accelerated Death Benefit Settlement Option Rider (the "Riders") or (ii) receiving the benefits provided under these Riders are uncertain. Accordingly, we urge you to consult a tax adviser before adding either rider to your Policy or requesting a benefit under such Riders.

  The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the cash value at the time of such change and the additional premiums paid in the seven years following the material change.

  Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

  The Company has adopted administrative steps designed to protect a Policyowner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

  3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy owner attains age 59 1/2, is attributable to the Policy owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's Beneficiary.

  If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  5. POLICY LOAN INTEREST. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policyowner should consult a qualified tax adviser before deducting interest on a policy loan.

  6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

POSSIBLE CHARGE FOR TAXES

  At the present time, the Company makes no charge to the Separate Account for any Federal, state or local taxes the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the Company's general assets. The Company maintains records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Reliance Insurance Company in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

  To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

  The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

  Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. The Company will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

  Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

  The Company, a stock life insurance company organized under the laws of Missouri, is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

  In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

                                          PRINCIPAL OCCUPATION(S)
           NAME                           DURING PAST FIVE YEARS*
           ----                           -----------------------
 EXECUTIVE OFFICERS**
    Carl H. Anderson@      President and Chief Executive Officer since June,
                           1986, and Vice President, New Ventures, since June,
                           1986, General American Life Insurance Co., St.
                           Louis, Mo. (GenAm).
    Matthew K. Duffy       Vice President and Chief Financial Officer since
                           July, 1996. Formerly, Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-June, 1996.
    E. Thomas Hughes, Jr.@ Treasurer since December, 1994. Corporate Actuary
    General American Life  and Treasurer, GenAm since October, 1994. Executive
     Insurance Company     Vice President-Group Pensions, GenAm January, 1990-
    700 Market Street      October, 1994.
    St. Louis, MO 63101
    Matthew P. McCauley@   Vice President and General Counsel since 1984.
    General American Life  Secretary since August, 1981. Associate General
     Insurance Company     Counsel, GenAm, since December 30, 1995.
    700 Market Street
    St. Louis, MO 63101
    Craig K. Nordyke@      Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990-November, 1996. Second Vice President
                           and Chief Actuary, May, 1987-August, 1990.
    George E. Phillips     Vice President--Operations and System Development
                           since January, 1995. Formerly, Senior Vice
                           President, Fortis, Inc. July, 1991-August, 1994.
                           Vice President, Mutual Benefit prior to July, 1991.
 DIRECTORS***
    Richard A. Liddy       Chairman, President and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief
                           Operating Officer, GenAm, May, 1988-May, 1992.
    Leonard M. Rubenstein  Chairman and Chief Executive Officer--Conning
                           Corporation and Conning Asset Management Company
                           since January, 1977. Executive Vice President--
                           Investments, GenAm, February, 1991-January, 1997.
    Warren J. Winer        Executive Vice President--Group, GenAm, since
                           September, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993-August, 1995; President, W F
                           Corroon, September, 1990-July, 1993.
    Bernard H Wolzenski    Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product
                           Management, GenAm, May, 1989-November, 1991.
    A. Greig Woodring      President, Reinsurance Group of America, Inc., since
                           May, 1993. Formerly, Executive Vice President--
                           Reinsurance, GenAm, since January, 1990.

--------
*All positions listed are with the Company unless otherwise indicated. **The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, Missouri 63105 unless otherwise noted.

***The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
@Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

  The financial statements of the Company included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. The Separate Account Divisions available with the Policy have not all yet commenced operations and have no assets, liabilities, income or expenses and are therefore not included in this Prospectus.

[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

February 21, 1997

                         PARAGON LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995
                           (IN THOUSANDS OF DOLLARS)

                                                                1996    1995
                                                              -------- -------
                           ASSETS
Bonds, at fair value......................................... $ 65,472  59,518
Policy loans.................................................    9,564   7,206
Cash and cash equivalents....................................    9,106   7,056
                                                              -------- -------
    Total cash and invested assets...........................   84,142  73,780
Reinsurance receivables:
  Future policy benefits.....................................    6,141   5,761
  Policy and contract claims.................................      774   1,183
Accrued investment income....................................    1,298   1,041
Deferred policy acquisition costs............................   15,776  13,006
Federal income tax recoverable...............................      --      114
Other assets.................................................    1,508     375
Separate account assets......................................   76,995  50,195
                                                              -------- -------
    Total assets............................................. $186,634 145,455
                                                              ======== =======
            LIABILITIES AND STOCKHOLDER'S EQUITY
Reserve for future policy benefits...........................   78,120  67,485
Policy and contract claims...................................    1,108   1,096
Federal income taxes payable.................................      811     --
Other liabilities and accrued expenses.......................    2,704   1,963
Payable to affiliates........................................    2,289   1,892
Due to separate account......................................       95     203
Deferred tax liability.......................................    2,781   2,845
Separate account liabilities.................................   76,995  50,195
                                                              -------- -------
    Total liabilities........................................ $164,903 125,679
                                                              ======== =======
Commitments and contingencies
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding......................    2,050   2,050
  Additional paid-in capital.................................   17,950  17,950
  Net unrealized gain on investments, net....................      322   1,583
  Retained earnings (deficit)................................    1,409  (1,807)
                                                              -------- -------
    Total stockholder's equity............................... $ 21,731  19,776
                                                              -------- -------
    Total liabilities and stockholder's equity............... $186,634 145,455
                                                              ======== =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                           1996    1995   1994
                                                          ------- ------ ------
Revenues:
  Policy contract charges................................ $13,719  9,931  7,692
  Net investment income..................................   5,663  4,888  4,117
  Commissions and expenses allowances on reinsurance ced-
   ed....................................................     114     96    119
  Realized investment gains..............................      72      1     44
                                                          ------- ------ ------
    Total revenues.......................................  19,568 14,916 11,972
                                                          ======= ====== ======
Benefits and expenses:
  Policy benefits........................................   3,326  2,873  2,754
  Interest credited......................................   4,126  3,833  3,065
  Commissions, net of capitalized costs..................      79     57     73
  General and administration expenses, net of capitalized
   costs.................................................   6,798  5,528  4,282
  Amortization of deferred policy acquisition costs......     285    369    164
                                                          ------- ------ ------
    Total benefits and expenses..........................  14,614 12,660 10,338
                                                          ======= ====== ======
    Gain from operations before federal income tax ex-
     pense...............................................   4,954  2,256  1,634
Federal income tax expense...............................   1,738    781    576
                                                          ------- ------ ------
Net income............................................... $ 3,216  1,475  1,058
                                                          ======= ====== ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                           NET UNREALIZED
                                ADDITIONAL GAIN (LOSS) ON RETAINED      TOTAL
                         COMMON  PAID-IN    INVESTMENTS,  EARNINGS  STOCKHOLDER'S
                         STOCK   CAPITAL    NET OF TAXES  (DEFICIT)    EQUITY
                         ------ ---------- -------------- --------- -------------
Balance at December 31,
 1993................... $2,050   17,950        1,100      (4,340)     16,760
  Net income............    --       --           --        1,058       1,058
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (2,924)        --       (2,924)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1994................... $2,050   17,950       (1,824)     (3,282)     14,894
  Net income............    --       --           --        1,475       1,475
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --         3,407         --        3,407
                         ------   ------       ------      ------      ------
Balance at December 31,
 1995................... $2,050   17,950        1,583      (1,807)     19,776
  Net income............    --       --           --        3,216       3,216
  Change in net
   unrealized gain
   (loss) on
   investments, net.....    --       --        (1,261)        --       (1,261)
                         ------   ------       ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950          322       1,409      21,731
                         ======   ======       ======      ======      ======



                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                           (IN THOUSANDS OF DOLLARS)

                                                      1996     1995     1994
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  3,216    1,475    1,058
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance receivables......................       29      158   (1,775)
      Accrued investment income....................     (257)    (156)     (79)
      Deferred policy acquisition costs, net.......   (2,770)  (1,894)  (2,148)
      Federal income tax recoverable/payable.......      925      (23)     (91)
      Other assets.................................   (1,133)    (122)      11
      Policy and contract claims...................       12      387     (281)
      Other liabilities and accrued expenses.......      741      313      286
      Payable to affiliates........................      397      526      690
      Due to separate account......................     (108)     (14)     217
  Deferred tax expense.............................      615      897      669
  Interest credited................................    4,126    3,833    3,065
  Net gain on sales and calls of investments.......      (72)      (1)     (44)
                                                    --------  -------  -------
Net cash provided by operating activities..........    5,721    5,379    1,578
                                                    ========  =======  =======
Cash flows from investing activities:
  Purchase of investments..........................  (15,248)  (8,462) (11,613)
  Sale or maturity of investments..................    6,860    3,082    4,751
  Increase in policy loans, net....................   (2,358)  (1,788)  (1,785)
                                                    --------  -------  -------
Net cash used in investing activities..............  (10,746)  (7,168)  (8,827)
                                                    --------  -------  -------
Cash flows from financing activities:
  Gross policyholder account deposits on life con-
   tracts..........................................   45,433   35,202   29,046
  Net transfers to separate account for variable
   life contracts..................................  (38,358) (29,399) (20,323)
                                                    --------  -------  -------
Net cash provided by financing activities..........    7,075    5,803    8,723
                                                    --------  -------  -------
Net increase in cash and cash equivalents..........    2,050    4,014    1,474
Cash and cash equivalents at beginning of year.....    7,056    3,042    1,568
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  9,106    7,056    3,042
                                                    ========  =======  =======
Income taxes received (paid)....................... $   (198)      93        2
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets Universal Life and Variable Universal Life Insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefit expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies which is assumed to be 20 years.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1996 and 1995, all long-term securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as a separate component of stockholder's equity. Short-term investments are carried at amortized cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to approximate the carrying value as the loans have no fixed maturity date and, therefore, it is not practical to determine fair value.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

 (c) Reserve for Future Policy Benefits

  Liabilities for future benefits on life policies are carried at their accumulated account values. Certain interest sensitive life policies allow policyholders to move accumulated assets from the variable rate separate accounts to a fixed-interest general account. The fixed-interest general account guaranteed policyholders minimum crediting rates of 4.0% in 1996 and 1995 and 5.5% in 1994.

                         PARAGON LIFE INSURANCE COMPANY

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Reinsurance activities are accounted for consistent with terms of risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. The Company deferred approximately $2,447,000, $2,263,000 and $2,313,000 in policy acquisition costs and recognized amortization of deferred policy acquisition costs of approximately $285,000, $369,000 and $164,000 in 1996, 1995 and 1994 respectively. In addition, the Company recognizes the impact on deferred policy acquisition costs related to unrealized gains (losses) on investments underlying the business. In 1996, 1995 and 1994 the Company recognized a direct charge (benefit) to stockholder's equity of approximately ($17,000), $624,000 and ($719,000) respectively.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

 (h) Fair Market Disclosures

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                         PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used which care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

    Investment securities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at the carrying value which approximates fair value.

    Separate account assets and liabilities--The separate account assets and liabilities are carried at market value as determined by quoted market prices.

    Cash and short-term investments--The carrying amount is reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

(2) INVESTMENTS

  Market value is based upon market prices obtained from independent pricing services which approximate fair value. The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are as follows (000's):

                                                        1996
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,410      129         (5)     4,534
      U.S. government agency obliga-
       tions.........................    3,597       70        (20)     3,647
      Corporate securities...........   55,007    1,208       (844)    55,371
      Mortgage-backed securities.....    1,945       65        (90)     1,920
                                       -------    -----       ----     ------
                                       $64,959    1,472       (959)    65,472
                                       =======    =====       ====     ======
                                                        1995
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED  MARKET
                                        COST      GAINS      LOSSES     VALUE
                                      --------- ---------- ---------- ---------
      U.S. Treasury securities.......  $ 4,608      281         (1)     4,888
      U.S. government agency obliga-
       tions.........................    4,920      173        --       5,093
      Corporate securities...........   42,842    2,842       (438)    45,246
      Mortgage-backed securities.....    4,088      203        --       4,291
                                       -------    -----       ----     ------
                                       $56,458    3,499       (439)    59,518
                                       =======    =====       ====     ======

                         PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          AMORTIZED  ESTIMATED
                                                            COST    MARKET VALUE
                                                          --------- ------------
      Due in one year or less............................  $ 3,248      3,273
      Due after one year through five years..............    9,685      9,980
      Due after five years through ten years.............   22,144     22,248
      Due after ten years through twenty years...........   27,937     28,051
      Mortgage-backed securities.........................    1,945      1,920
                                                           -------     ------
                                                           $64,959     65,472
                                                           =======     ======

  Proceeds from sales of investments in bonds during 1996, 1995 and 1994 were $4,129,254, $264,750 and $495,666 respectively. Gross gains of $71,604, $1,338 and $44,095 were realized on those sales in 1996, 1995 and 1994, respectively.

  The sources of net investment income follow (000s):

                                                           1996    1995   1994
                                                          -------  -----  -----
      Bonds.............................................. $ 4,626  4,109  3,685
      Short-term investments.............................     449    338    113
      Policy loans and other.............................     680    480    347
                                                          -------  -----  -----
      Investment expenses................................   5,755  4,927  4,145
                                                              (92)   (39)   (28)
                                                          -------  -----  -----
          Net investment income.......................... $ 5,663  4,888  4,117
                                                          =======  =====  =====

  The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $3,909,000 and $3,868,000 at December 31, 1996 and 1995, respectively.

(3) REINSURANCE

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995 and 1994 as they relate to transactions with affiliates are summarized as follows (000's):

                                                              1996   1995  1994
                                                             ------- ----- -----
      Reinsurance transactions with affiliates:
        Reinsurance premiums ceded.......................... $10,715 9,126 7,136
        Policy benefits ceded...............................   6,274 6,881 4,960
        Commissions and expenses ceded......................     114    94   130

  Ceded premiums and benefits to nonaffiliates for 1996, 1995 and 1994 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(4) FEDERAL INCOME TAXES

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1996  1995  1994
                                                              ------ ----  ----
      Current tax (benefit) expense.......................... $1,123 (116) (93)
      Deferred tax expense...................................    615  897  669
                                                              ------ ----  ---
      Federal income tax expense............................. $1,738  781  576
                                                              ====== ====  ===

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to gain from operations before federal income tax, is a follows (000s):

                                                                1996  1995  1994
                                                               ------ ----  ----
      Computed "expected" tax expense......................... $1,734 790   572
      Other, net..............................................      4  (9)    4
                                                               ------ ---   ---
      Federal income tax expense.............................. $1,738 781   576
                                                               ====== ===   ===

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (000's):

                                                                     1996  1995
                                                                    ------ -----
      Deferred tax assets:
        Unearned reinsurance allowances............................ $  153   153
        Reserve for future policy benefits.........................  1,305 1,604
        Tax capitalization of acquisition costs....................  1,386 1,067
        Other, net.................................................     69    54
                                                                    ------ -----
          Total deferred tax assets................................ $2,913 2,878
                                                                    ====== =====
      Deferred tax liabilities:
        Unrealized gain on investments............................. $  173 1,071
        Deferred policy acquisition costs..........................  5,521 4,552
        Other, net.................................................    --    100
                                                                    ------ -----
          Total gross deferred tax liabilities..................... $5,694 5,723
                                                                    ====== =====
      Net deferred tax liabilities................................. $2,781 2,845
                                                                    ====== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(5) RELATED-PARTY TRANSACTIONS

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1996, 1995 and 1994 were $1,250,396, $1,103,028 and $651,472, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(6) PENSION PLAN

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years if service and compensation level. No pension expense was recognized in 1996, 1995 or 1994 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the company for the incentive plan were $80,434, $149,747 and $37,533 for 1996, 1995 and 1994, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

  SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial post-retirement benefit obligation of approximately $73,000 over a period of 20 years. The unrecognized initial post retirement benefit obligation was approximately $58,391 and $61,782 at December 31, 1996 and 1995, respectively. Net periodic post-retirement benefit costs for the years ended December 31, 1996, 1995 and 1994 were approximately $30,000, $35,000 and $26,000, respectively. This included expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial post-retirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $116,000 and $118,000 at December 31, 1996 and 1995. The discount rate used in determining the accumulated post-retirement benefit obligation was 7.25 percent. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 13 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated post-retirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic post-retirement benefit cost for 1996 by 16.0%.

(7) STATUTORY FINANCIAL INFORMATION

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; and (5) valuation of investments in bonds at amortized cost.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1996, 1995 and 1994, as determined using statutory accounting practices, is summarized as follows (000's):

                         PARAGON LIFE INSURANCE COMPANY

                                                        1996    1995    1994
                                                       ------- ------  ------
      Statutory surplus as reported to regulatory au-
       thorities...................................... $10,751 10,778  11,821
      Net income (loss) as reported to regulatory au-
       thorities...................................... $   982   (920)   (950)

(8) DIVIDEND RESTRICTIONS

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1997 without prior notice or approval is $1,075,000. Paragon did not pay dividends in 1996, 1995 or 1994.

(9) RISK-BASED CAPITAL

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(10) COMMITMENTS AND CONTINGENCIES

  The Company leases certain of its facilities under noncancellable leases which expire March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

             YEAR ENDED DECEMBER 31:
               1997............................ $  510
               1998............................    480
               1999............................    472
               2000............................    468
               2001............................    445
                                                ------
                                                $2,375
                                                ======

  Rent expense totaled $388,976, $256,631 and $239,967 in 1996, 1995 and 1994,
respectively.

                                   APPENDIX A

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1996) of .718%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.618%, 4.382%, and 10.382%, respectively. An expense reimbursement arrangement exists between the Company and Scudder VLI as part of the participation agreement with the Company. However, fund assets are of a sufficient size that no reimbursement is currently necessary. No other expense reimbursement arrangement exists between the Company and the other investment Funds. FMR reimbursed expenses in 1996 for the Index 500 Portfolio. MFS reimbursed expenses in 1996 for the Emerging Growth Series.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                   ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                     1.618%)
                                -------------------------------------------------------------------------
                                     GUARANTEED*                              CURRENT**
                                ---------------------------------       ---------------------------------
             PREM                CASH               DEATH                CASH               DEATH
 YR         @5.00%              VALUE              BENEFIT              VALUE              BENEFIT
 ---        -------             ------             --------             ------             --------
  1         $ 6,161             $3,092             $500,000             $4,952             $500,000
  2          12,630              5,981              500,000              9,740              500,000
  3          19,423              8,624              500,000             14,401              500,000
  4          26,555             11,013              500,000             18,882              500,000
  5          34,045             13,125              500,000             23,180              500,000
  6          41,908             14,940              500,000             27,301              500,000
  7          50,165             16,429              500,000             31,255              500,000
  8          58,834             17,551              500,000             34,985              500,000
  9          67,937             18,270              500,000             38,552              500,000
 10          77,496             18,555              500,000             41,905              500,000
 11          87,532             18,397              500,000             44,995              500,000
 12          98,070             17,765              500,000             47,881              500,000
 13         109,134             16,651              500,000             50,516              500,000
 14         120,752             15,028              500,000             52,850              500,000
 15         132,951             12,839              500,000             54,885              500,000
 16         145,760             10,022              500,000             56,632              500,000
 17         159,209              6,464              500,000             58,037              500,000
 18         173,331              2,026              500,000             59,053              500,000
 19         188,159                  0                    0             59,684              500,000
 20         203,728                  0                    0             59,877              500,000
 25         294,060                  0                    0             51,548              500,000
 30         409,348                  0                    0             15,296              500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.382%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR         @5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,193           $500,000           $  5,114           $500,000
  2          12,630             6,370            500,000             10,366            500,000
  3          19,423             9,481            500,000             15,798            500,000
  4          26,555            12,516            500,000             21,362            500,000
  5          34,045            15,442            500,000             27,060            500,000
  6          41,908            18,235            500,000             32,902            500,000
  7          50,165            20,854            500,000             38,902            500,000
  8          58,834            23,248            500,000             45,011            500,000
  9          67,937            25,367            500,000             51,292            500,000
 10          77,496            27,166            500,000             57,703            500,000
 11          87,532            28,617            500,000             64,201            500,000
 12          98,070            29,669            500,000             70,850            500,000
 13         109,134            30,297            500,000             77,611            500,000
 14         120,752            30,447            500,000             84,443            500,000
 15         132,951            30,040            500,000             91,354            500,000
 16         145,760            28,983            500,000             98,363            500,000
 17         159,209            27,128            500,000            105,428            500,000
 18         173,331            24,296            500,000            112,517            500,000
 19         188,159            20,288            500,000            119,642            500,000
 20         203,728            14,895            500,000            126,769            500,000
 25         294,060                 0                  0            160,596            500,000
 30         409,348                 0                  0            183,194            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                  AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 12.00% (NET RATE @
                                                  10.382%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,273           $500,000
  2          12,630             6,767            500,000             11,005            500,000
  3          19,423            10,393            500,000             17,282            500,000
  4          26,555            14,182            500,000             24,104            500,000
  5          34,045            18,122            500,000             31,525            500,000
  6          41,908            22,211            500,000             39,615            500,000
  7          50,165            26,436            500,000             48,453            500,000
  8          58,834            30,769            500,000             58,063            500,000
  9          67,937            35,188            500,000             68,590            500,000
 10          77,496            39,676            500,000             80,086            500,000
 11          87,532            44,238            500,000             92,610            500,000
 12          98,070            48,856            500,000            106,340            500,000
 13         109,134            53,542            500,000            121,369            500,000
 14         120,752            58,285            500,000            137,807            500,000
 15         132,951            63,053            500,000            155,828            500,000
 16         145,760            67,805            500,000            175,635            500,000
 17         159,209            72,455            500,000            197,409            500,000
 18         173,331            76,890            500,000            221,369            500,000
 19         188,159            80,989            500,000            247,808            500,000
 20         203,728            84,624            500,000            277,024            500,000
 25         294,060            91,586            500,000            479,123            500,000
 30         409,348            51,395            500,000            812,046            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN @ 0.00% (NET RATE @ -
                                                   1.618%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        @ 5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,896           $508,896           $ 10,761           $510,761
  2          25,261            17,476            517,476             21,255            521,255
  3          38,846            25,700            525,700             31,519            531,519
  4          53,111            33,559            533,559             41,499            541,499
  5          68,090            41,031            541,031             51,193            551,193
  6          83,817            48,097            548,097             60,606            560,606
  7         100,330            54,730            554,730             69,748            569,748
  8         117,669            60,889            560,889             78,560            578,560
  9         135,875            66,540            566,540             87,104            587,104
 10         154,992            71,656            571,656             95,327            595,327
 11         175,064            76,233            576,233            103,174            603,174
 12         196,140            80,246            580,246            110,711            610,711
 13         218,269            83,696            583,696            117,883            617,883
 14         241,505            86,564            586,564            124,638            624,638
 15         265,903            88,805            588,805            130,976            630,976
 16         291,521            90,372            590,372            136,910            636,910
 17         318,419            91,167            591,167            142,381            642,381
 18         346,663            91,079            591,079            147,338            647,338
 19         376,319            89,998            589,998            151,789            651,789
 20         407,457            87,828            587,828            155,677            655,677
 25         588,120            58,952            558,952            163,922            663,922
 30         818,697                 0                  0            142,495            642,495

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN @ 6.00% (NET RATE @ 4.382%)
                     ------------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                     --------------------------------  --------------------------------
          PREM           CASH            DEATH             CASH            DEATH
 YR     @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---    --------     ------------     -------------    ------------     -------------
  1     $ 12,322         $  9,186         $509,186         $ 11,113         $511,113
  2       25,261           18,598          518,598           22,615          522,615
  3       38,846           28,197          528,197           34,561          534,561
  4       53,111           37,978          537,978           46,908          546,908
  5       68,090           47,919          547,919           59,668          559,668
  6       83,817           58,002          558,002           72,858          572,858
  7      100,330           68,197          568,197           86,505          586,505
  8      117,669           78,461          578,461          100,560          600,560
  9      135,875           88,753          588,753          115,103          615,103
 10      154,992           99,038          599,038          130,094          630,094
 11      175,064          109,303          609,303          145,491          645,491
 12      196,140          119,512          619,512          161,375          661,375
 13      218,269          129,655          629,655          177,704          677,704
 14      241,505          139,699          639,699          194,438          694,438
 15      265,903          149,586          649,586          211,587          711,587
 16      291,521          159,247          659,247          229,178          729,178
 17      318,419          168,562          668,562          247,161          747,161
 18      346,663          177,388          677,388          265,493          765,493
 19      376,319          185,575          685,575          284,190          784,190
 20      407,457          192,980          692,980          303,201          803,201
 25      588,120          214,515          714,515          400,150          900,150
 30      818,697          190,193          690,193          487,060          987,060

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000.00                 AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN @ 12.00% (NET RATE @ 10.382%)
                     ------------------------------------------------------------------
                             GUARANTEED*                        CURRENT**
                     --------------------------------  --------------------------------
          PREM           CASH            DEATH             CASH            DEATH
 YR     @ 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---    --------     ------------     -------------    ------------     -------------
  1     $ 12,322     $      9,472     $    509,472     $     11,458     $    511,458
  2       25,261           19,745          519,745           24,006          524,006
  3       38,846           30,851          530,851           37,793          537,793
  4       53,111           42,865          542,865           52,886          552,886
  5       68,090           55,850          555,850           69,413          569,413
  6       83,817           69,880          569,880           87,525          587,525
  7      100,330           85,027          585,027          107,390          607,390
  8      117,669          101,356          601,356          129,124          629,124
  9      135,875          118,947          618,947          152,981          652,981
 10      154,992          137,892          637,892          179,121          679,121
 11      175,064          158,320          658,320          207,716          707,716
 12      196,140          180,347          680,347          239,086          739,086
 13      218,269          204,133          704,133          273,455          773,455
 14      241,505          229,830          729,830          311,073          811,073
 15      265,903          257,580          757,580          352,270          852,270
 16      291,521          287,533          787,533          397,424          897,424
 17      318,419          319,805          819,805          446,878          946,878
 18      346,663          354,506          854,506          501,016        1,001,016
 19      376,319          391,757          891,757          560,325        1,060,325
 20      407,457          431,703          931,703          625,272        1,125,272
 25      588,120          680,067        1,180,067        1,053,814        1,553,814
 30      818,697        1,029,156        1,529,156        1,718,388        2,218,388

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment results for the Funds. The cash value and death benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the policy anniversary day and further assume there is no policy indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

      The facing sheet.
      The Scudder Direct Prospectus consisting of 73 pages and the Multiple Manager Direct Prospectus consisting of 64 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
      Representation concerning fees and charges.
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

      (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 1

      (2) Not applicable.

      (3) (a)  Form of Underwriting Agreement. 1

          (b)  Form of Selling Agreement. 1

      (4)  Not applicable.

      (5)  (a)  Form of Group Contract. 2

           (b) Form of Individual Policy and Policy Riders. 5

           (c) Form of Certificate and Certificate Riders. 5

      (6) (a) Amended Charter and Articles of Incorporation of the Company 2

           (b)  By-Laws of the Company 2

      (7)  Not applicable.

      (8)  Participation Agreement 1

     (9) Not applicable.

     (10) (a)  Form of Application for Group Contract. 2

          (b) Form of Application for Employee Insurance
             Guaranteed Issue (Group Contract). 2

          (c) Form of Application for Employee Insurance
             (Simplified Issue) (Group Contract). 2

          (d) Form of Application for Spouse Insurance
             (Group Contract). 2

          (e) Form of Application for Employee Insurance
             Guaranteed Issue (Individual Policy). 2

          (f) Form of Application for Employee Insurance
             (Simplified Issue) (Individual Policy). 2

          (g) Form of Application for Spouse Insurance
             (Individual Policy). 1

          (h) Form of Application for an Executive Program. 2

          (i) Form of Application Supplement. 5

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 4

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above.

          (2)  See Exhibit 1(5).

          (3) Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 1

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5)  Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Vice President and Chief Actuary. 3

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 3

6.   Written consent of Sutherland, Asbill & Brennan. 3

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 1

1 Incorporated by reference to the initial Registration Statement on Form S-6 (File No. 33-58796).

2 Incorporated by reference to the Registration Statement on Form S-6 (File No. 33-67970).

3    Filed herewith.

4 Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 33-67970).

5 Incorporated by reference to initial Registration Statement on Form S-6 (File 33-75778).

6 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, File No. 33-58796.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 17 day of April, 1997.



(Seal)                                 Paragon Life Insurance Company


Attest: /s/                          By: /s/
        -------------------------        ---------------------------
        Matthew P. McCauley,             Carl H. Anderson, President
        Secretary                        and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature               Title       Date



/s/                                                   4/17/97
------------------------
Carl H. Anderson        President and Director
                        (Chief Executive Officer)



/s/                                                   4/17/97
------------------------
Matthew K. Duffy        Vice President and Chief
                        Financial Officer (Principal
                        Accounting Officer and
                        Principal Financial Officer)



------------------------
Warren J. Winer*        Director


------------------------
Richard A. Liddy*       Director

Signature               Title                         Date



/s/---------------------                              4/17/97
Matthew P. McCauley     Vice President
                        General Counsel,
                        Secretary and Director



/s/---------------------                              4/17/97

Craig K. Nordyke        Director



------------------------
Leonard M. Rubenstein*  Director




------------------------
E. Thomas Hughes, Jr.*  Director and Treasurer


------------------------
Bernard H Wolzenski*    Director


------------------------
A. Greig Woodring*      Director



By:/s/------------------                              4/17/97
 Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



Exhibit


4. Opinion and Consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

5.        Written consent of KPMG Peat Marwick LLP, Independent
          Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan